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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report                      September 29, 1999
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                      United Artists Theatre Circuit, Inc.
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             (Exact name of registrant as specified in its charter)


         Maryland                       333-1024                 13-1424080
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(State of other jurisdiction    (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)


       9110 E. Nichols Avenue, Suite 200, Englewood, CO           80112
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(Address of principal executive offices)                        (zip code)


Registrant's telephone number, including area code         (303) 792-3600
                                                  -----------------------------

                                   No change
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS

Effective September 27, 1999, United Artists Theatre Company (the "Parent") amended its credit agreement dated April 21, 1998. United Artists Theatre Circuit, Inc. ("UATC") is a guarantor of the Credit Agreement.

A copy of the amendment is filed as an exhibit.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits:
   4. Third Amendment, dated as of September 27, 1999, to the Credit Agreement dated as of April 21, 1998.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          UNITED ARTISTS THEATRE CIRCUIT, INC.
                                                 (Registrant)


Date:  September 29, 1999                        /S/Trent J. Carman
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                                                 By:  Trent J. Carman
                                                 Chief Financial Officer